Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is an Officer and Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer and a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ Richard C. Notebaert
                                -------------------------
                                Richard C. Notebaert
                                Chairman and Chief Executive Officer

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me Richard
C. Notebaert to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is an Officer of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS R.
C. NOTEBAERT, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as an Officer of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ Oren G. Shaffer
                                -------------------------
                                Oren G. Shaffer
                                Executive Vice President and Chief
Financial Officer

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me Oren G. Shaffer to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public

                                                            Exhibit 24
                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ Donald C. Clark
                                -------------------------
                                Donald C. Clark

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me Donald
C. Clark to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public
                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ Melvin R. Goodes
                                -------------------------
                                Melvin R. Goodes

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me Melvin
R. Goodes to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public




                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18th day of June, 1997.

                               /s/ Hanna Holborn Gray
                                -------------------------
                                Hanna Holborn Gray

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me Hanna Holborn Gray to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public

                                                            Exhibit 24
                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.


                               /s/ James A. Henderson
                                -------------------------
                                James A. Henderson

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me James
A. Henderson to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ Sheldon B. Lubar
                                -------------------------
                                Sheldon B. Lubar

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me Sheldon
B. Lubar to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18th day of June, 1997.

                               /s/ Lynn M. Martin
                                -------------------------
                                Lynn M. Martin

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me Lynn M. Martin to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ Arthur C. Martinez
                                -------------------------
                                Arthur C. Martinez

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me Arthur
C. Martinez to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ John B. McCoy
                                -------------------------
                                John B. McCoy

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me John B. McCoy to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public


                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ A. Barry Rand
                                -------------------------
                                A. Barry Rand

STATE OF ILLINOIS )
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me A. Barry Rand to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public

                                                            Exhibit 24

                           POWER OF ATTORNEY
                           -----------------
KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, AMERITECH CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") with respect to shares of the Company's Common Stock to be offered pursuant to the Ameritech Corporation Long-Term Stock Incentive Plan; and

  WHEREAS, the undersigned is a Director of the Company;

  NOW, THEREFORE, THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS O.G. SHAFFER, B.A. KLEIN AND R.W. PEHLKE and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a Director of the Company, to execute and file the Registration Statement, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of June, 1997.

                               /s/ James A. Unruh
                                -------------------------
                                James A. Unruh

STATE OF ILLINOIS)
COUNTY OF COOK    )


  On the 18th day of June, 1997, personally appeared before me James
A. Unruh to me known and known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

  WITNESS my hand and official seal this 18th day of June, 1997.


                               /s/ Judy L. Anker
                                ----------------------
                                Notary Public